THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Growth Allocation Fund

Supplement dated May 7, 2019 to the Currently Effective

Prospectus, Summary Prospectus and Statement of Additional Information

At the special meeting of shareholders of the PGIM Growth Allocation Fund (“Growth Allocation Fund”) held on May 7, 2019, shareholders approved the Growth Allocation Fund’s reorganization into PGIM QMA Large-Cap Core Equity Fund (the “Large-Cap Core Fund”), a series of Prudential Investment Portfolios 9.  Pursuant to the reorganization, the assets and liabilities of the Growth Allocation Fund will be exchanged for shares of the Large-Cap Core Fund, and shareholders of the Growth Allocation Fund will become shareholders of the Large-Cap Core Fund.  Shares of the Large-Cap Core Fund to be received by the Growth Allocation Fund shareholders in the reorganization will be equal in value and of the same share class, except that Class R shareholders of the Growth Allocation Fund will receive Class A shares of the Large-Cap Core Fund, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Growth Allocation Fund shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, June 21, 2019.  In anticipation of the upcoming reorganization generally the last day for purchases and exchanges into the Growth Allocation Fund will be trade date Thursday, June 20, 2019.

The Growth Allocation Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. Growth Allocation Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that all or a substantial portion of the Growth Allocation Fund’s portfolio securities will be sold and/or redeemed in-kind prior to the closing of the reorganization, and the Growth Allocation Fund is expected to realize capital gain or loss in connection with those sales. If the Growth Allocation Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

LR1204